[MHM FINAL]
[3/28/13]
[Translation]

Filed Document:	SECURITIES REGISTRATION STATEMENT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 28, 2013

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square, Boston, Massachusetts
02109 U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-law

Address or Place of Business	Mori Hamada & Matsumoto
of Registration Agent:	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

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- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or	Putnam U.S. Government Income Trust
Sale of Foreign Investment Fund Securities:

Aggregate Amount of Foreign Investment	Up to 1,308.9 million U.S. dollars (JPY119.3
Fund Securities to be Publicly Offered or	billion) for Class M Shares.
Sold:

Note: U.S. amount (hereinafter referred to as “dollar” or “$”) is translated into Japanese Yen at the rate of $1.00=JPY91.14, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd., for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 31, 2013.

Places where a copy of this Securities	Not applicable.
Registration Statement is available
For Public Inspection:

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PART I. INFORMATION ON THE SECURITIES

1. NAME OF FUND

Putnam U.S. Government Income Trust (hereinafter referred to as the “Fund”)

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES

Six classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares and Class Y shares). Registered shares of beneficial interest without par value.

Class M Shares (hereinafter referred to as the “Shares”) are available for public offering in Japan. As to the Shares, there are no credit ratings that have been provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund, or that are to be provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund.

3. TOTAL AMOUNT OF ISSUE (OFFERING) PRICE

Up to 1,308.9 million U.S. dollars (JPY119.3 billion) for Class M Shares.

Note 1: Dollar amount is translated, for convenience, at the rate of $1.00 =JPY91.14 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 31, 2013). The same rate applies hereinafter unless otherwise indicated.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4. ISSUE (OFFERING) PRICE

The net asset value per Share next calculated on a Fund Business Day after the application for purchase is received by the Fund.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange (“NYSE”) is open for business.

5. SALES CHARGE

The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. The sales charge in Japan is 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount which is over the net asset value of the Sales Price shall be retained by Putnam Retail Management Limited Partnership (hereinafter referred to as “Putnam Retail Management”), principal underwriter of the Fund (the “Principal Underwriter”).

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6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION

The minimum amount for purchase of Shares is 100 Shares, and Shares may be purchased in integral multiples of 100 shares.

7. PERIOD OF SUBSCRIPTION

From March 29, 2013 (Friday) to March 31, 2014 (Monday)

Provided that the subscription is handled only on a Fund Business Day that is also a business day when the Distributor, defined below, is open for business in Japan.

Period of subscription is renewed by submitting Securities Registration Statements by the end of the offering period.

8. PLACE OF SUBSCRIPTION

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(hereinafter referred to as “MUMS” or the “Distributor”)
5-2 Marunouchi 2-chome, Chiyoda-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned distributor.

9. DATE OF PAYMENT

Investors shall pay the issue price and sales charge to the Distributor or the sales handling companies within 4 business days in Japan from the day when the Distributor or the sales handling companies confirm the execution of the order (the “Trade Day”). The total issue price for each date of subscription (the “Application Day”) will be transferred by the Distributor to the account of Putnam Retail Management within 4 Fund Business Days (hereinafter referred to as “Payment Date”) from (and including) the Application Day.

10. PLACE OF PAYMENT

Same as the item (8) above.

11. MATTERS CONCERNING TRANSFER AGENCY

Not applicable.

12. MISCELLANEOUS

(1) Deposit for Subscription

None.

(2) Outline of Underwriting, Etc.

a. MUMS undertakes to make a public offering of the Shares in accordance with an agreement dated November 25, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

b. MUMS will execute or forward the purchase orders and repurchase requests relating

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to the Shares received directly or indirectly through other sales and repurchase handling companies (hereinafter referred to as the “Sales Handling Company”) to the Fund.

Note: “Sales Handling Company” means a financial instruments agent company and/or registration agent financial institution that shall conclude an agreement with the Distributor concerning agency business of shares of the Fund, act as agent for the Distributor for the subscription or repurchase of shares of the Fund from investors, and handle the business concerning receipt of subscription money from investors or the payment of repurchase proceeds to investors.

c. The Fund has appointed MUMS as the Agent Company in Japan.

Note: “Agent Company” shall mean a company that under a contract made with a foreign issuer of investment securities makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers’ Association (“JSDA”) and the Distributor in Japan and renders such other services.

(3) Method of Subscription

Investors who subscribe to Shares shall enter into an agreement with the Distributor or the Sales Handling Company concerning transactions of foreign securities. The Distributor or the Sales Handling Company shall provide to the investors an Agreement Concerning a Foreign Securities Transactions Account and other agreements (“Account Agreement”) and the investors shall submit to the Distributor or the Sales Handling Company an application requesting the opening of a transactions account under the Account Agreement. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by the Distributor or the Sales Handling Company.

The subscription amount shall be paid in dollars to the account of Putnam Retail Management for the Fund by MUMS on the Payment Date.

(4) Investor Profile

The Fund is designed for investors seeking as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company” or “Putnam Management”) believes is consistent with preservation of capital. The Fund discourages short-term trading activity. It should not be an investor’s sole investment. However, the Fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

(5) Past Performance

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund’s performance year to year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s class M shares. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the Fund are available at putnam.com.

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► Best calendar quarter (Q1 2009): 7.87%.
► Worst calendar quarter (Q3 2008): -3.49%

Average Annual Total Returns After Sales Charges (for periods ending 12/31/12)

	Past 1 year	Past 5 years	Past 10 years

Class M shares before taxes	-0.31%	5.95%	4.68%

Barclays GNMA Index (no
deduction for fees, expenses or	2.42%	6.03%	5.21%
taxes)

(6) Fees and expenses

The following table describes the fees and expenses investors may pay if they buy and hold shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam Funds.

Shareholder Fees (fees paid directly from an investor’s investment)

Maximum sales charge (load) imposed on purchases (as a percentage	3.25% / 3.40% *
of offering price)

Maximum deferred sales charge (load) (as a percentage of original	0.40%* *
purchase price or redemption proceeds, whichever is lower)

* Percentage after consumption tax applicable in Japan (3.25% before consumption tax).

** Applies only to certain redemptions of shares bought with no initial sales charge.

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Annual Fund Operating Expenses (expenses an investor pays each year as a percentage of the value of the investor’s investment)

	Management	Distribution	Other	Total
	Fees	and Service	Expenses	Annual Fund
		(12b-1) Fees		Operating
Expenses

Class M	0.41%	0.49%+	0.20%	1.10%
shares

+ Represents a blended rate.

(7) Example

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then redeem all their shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. An investor’s actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M shares	$434	$663	$911	$1,622

Portfolio turnover. The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 512%.

(8) Offerings other than in Japan

Shares are simultaneously offered in the United States of America.

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PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund

A. Name of the Fund: Putnam U.S. Government Income Trust (the “Fund”)

B. Goal of the Fund

The Fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

C. Authorized Shares

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

D. Form of the Fund

Putnam U.S. Government Income Trust is a Massachusetts business trust organized on November 1, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest, which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund offers classes of shares with different sales charges and expenses. Only the Fund’s class M shares are currently offered in Japan.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove the Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting every five years. The Fund’s most recent shareholder meeting was in 2009.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the recordholder of these Fund shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

E. Main Investment Strategies

The Investment Management Company invests mainly in U.S. government bonds and

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securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Frannie Mae and Freddie Mac mortgage-backed bonds), and that have short-to long-term maturities. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company typically use to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes. Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in U.S. government securities. The Investment Management Company may invest up to 20% of the Fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that the Investment Management Company determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders.

F. Main Risks

It is important for investors to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the Fund’s investments may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest rate risk is generally greater for longer-term bonds. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Investment Management Company may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The Investment Management Company’s use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to “A. Risk Factor” under the section “3. Investment Risks” below for further detail.

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(2) History of the Fund

November 1, 1983: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of the Trust.

January 10, 1992: Adoption of the Amended and Restated Agreement and Declaration of Trust.

November 12, 2007: Acquisition of the assets of Putnam Limited Duration Government Income Fund through a merger.

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(3) Structure of the Fund

A. Structure of the Fund

Fund
Putnam U.S. Government Income Trust
Trustees
(Agreement and Declaration of Trust)
Distributor's Contract
Amended and Restated Investor Servicing Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Master Custodian Agreement
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Management Contract
Japan Dealer Sales Contract
Agent Company Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Custodian
Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-account agent of the Fund)
Master Sub-accounting Agreement
Distributor in Japan
Agent Company
Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(forwarding of sales and repurchase in Japan and rendering of service as agent company)
Sub-Mana- gement Contract
*
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser for a portion of the Fund's assets)

*** The Sub-Management Contract became effective January 30, 2010.**

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B. Name and role in the Fund’s management by the Investment Management Company and related companies of the Fund, and summary of the agreements, etc.

Name	Role in the management	Summary of the agreement, etc.
of the Fund

Putnam Investment	Investment Management	The Investment Management
Management, LLC	Company	Company has entered into a
Management Contract with the Fund
as of January 1, 2010, which sets out
that the Investment Management
Company provides the Fund with
investment management services
and investment advisory services in
relation to the Fund’s assets.

Putnam Investments Limited	Sub-Investment	The Sub-Investment Management
	Management Company	Company has entered into a
Sub-Management Contract with the
Investment Management Company
effective January 30, 2010 in which
the Sub-Investment Management
Company agrees to act as
sub-investment manager for a
portion of the Fund’s assets.

State Street Bank and Trust	Custodian	The Custodian has entered into the
Company	Sub-accounting Agent	Master Custodian Agreement with
the Fund as of January 1, 2007,
which sets out that the Custodian
serves as a custodian of the Fund’s
assets.
The Sub-accounting Agent has
entered into the Master
Sub-Accounting Services
Agreement with the Investment
Management Company as of
January 1, 2007, which sets out that
such agent serves as a
sub-accounting agent of the Fund.

Putnam Investor Services,	Investor Servicing Agent	The Investor Servicing Agent has
Inc.		entered into the Amended and
Restated Investor Servicing
Agreement with the Fund and with
the Investment Management
Company as of January 1, 2009,
which sets out that the Investor
Servicing Agent provides all
services required by the Fund in
connection with the establishment,
maintenance and recording of
shareholder accounts, including
without limitation, all related tax
and other reporting requirements,
and the implementation of
investment and redemption

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arrangements offered in connection
with the sale of the Fund’s shares.

Putnam Retail Management	Principal Underwriter	The Principal Underwriter has
Limited Partnership		entered into the Distributor’s
Contract with the Fund as of August
3, 2007, which sets out that the
Principal Underwriter distributes the
shares of the Fund.

Mitsubishi UFJ Morgan	Distributor in Japan	The Distributor in Japan has entered
Stanley Securities Co., Ltd.		into the Japan Dealer Sales Contract
with Putnam Retail Management as
of November 25, 1997, which sets
out that the Distributor in Japan
forwards sales and repurchase orders
in Japan to Putnam Retail
Management.

	Agent Company	The Agent Company has entered
into the Agent Company
Agreement with the Fund as of
November 6, 1997, which sets out
that the Agent Company distributes
prospectuses, makes public in Japan
the daily net asset value per share of
the Fund, and distributes any
documents required to be prepared
in accordance with the applicable
laws and regulations of Japan.

C. The Trustees

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Fund’s Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for that purpose, a Trustee may be removed by the vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class

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action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote, except as otherwise provided in the Bylaws, are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory

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and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

D. Putnam Investment Management, LLC (Investment Management Company)

a. Law of Place of Incorporation

The Investment Management Company is organized as a limited liability company under the laws of the State of Delaware, U.S.A. on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”).

b. Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

c. Purpose of the Business

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

d. History of the Investment Management Company

The Investment Management Company is one of America’s oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment

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Management Company for the funds in the Putnam Family, with mutual fund assets of nearly $64.7 billion in aggregate net asset value and nearly 5 million shareholder accounts as of January 31, 2013. An affiliate of the Investment Management Company, The Putnam Advisory Company LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds. Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over $133 billion as of January 31, 2013.

Putnam Investment Management, LLC, Putnam Retail Management, Putnam Investments Limited and Putnam Investor Services, Inc. are subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and an indirect subsidiary of Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and which is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

e. Amount of Capital Stock

(i) Amount of Members’ Equity of the Investment Management Company *

(as of January 31, 2013)
$133,355,163 (unaudited)

(ii) Number of authorized shares of capital stock

Not applicable.

(iii) Number of outstanding shares of capital stock

Not applicable.

(iv) Amount of Members’ Equity for the past five years

Year	Amount of Members’ Equity

End of 2008	$58,526,939

End of 2009	$69,079,977

End of 2010	$82,851,104

End of 2011	$135,510,826

End of 2012	$128,729,350 +

* Consisits of Contributed Capital and Retained Earnings only. Excludes accumulated comprehensive income and Parent Company relationship.

+ The figure is unaudited.

f. Structure of the Management of the Investment Management Company

The Investment Management Company is ultimately managed by its managing member.

The investment performance and portfolio of each Fund is overseen by its

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Board of Trustees at least 75% of whom are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The basis for the Trustees’ approval of the Fund’s management contract and sub-management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2012 and filed with the SEC.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis.

g. Information Concerning Major Stockholders

As of January 31, 2013, all the outstanding interests of the Investment Management Company were owned by Putnam Investments, LLC.

(4) Outline Of Laws Regulating The Fund In The Jurisdiction Where Established

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund has elected and intends to qualify each year to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

The following is a broad outline of certain principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 – Voluntary Associations and Certain Trusts

A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

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d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

An investment company is generally an entity subject to U.S. federal income taxation under the Code. However, under Subchapter M of the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualified as a “regulated investment company” and meets all other necessary requirements.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund’s shares.

(5) Outline Of Disclosure System

(a) Disclosure in U.S.A.

(i) Disclosure to Shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semiannual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(b) Disclosure in Japan

a. Disclosure Required by Law

(i) Disclosure required under the Financial Instruments and Exchange Law: When the Fund intends to offer the Shares amounting to more than a certain specific amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure for investors’ NET work regarding disclosure materials such as annual securities report pursuant to the Financial Instruments and Exchange Law of Japan (“EDINET”), etc.

The Distributor or the Sales Handling Company of the Shares shall deliver to the investors a Mandatory Prospectus (which means the prospectus required to be delivered to each investor prior to or concurrently with subscription of Shares pursuant to the provisions of the Financial Instruments and Exchange Law). Further, they shall also deliver to each investor a Prospectus on Request (which means the prospectus required to be delivered upon request from investors pursuant to the provisions of the Financial Instruments and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local

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Finance Bureau of the Ministry of Finance or on EDINET, etc.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Corporations:

If the Investment Management Company conducts the business of offering for subscription of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Investment Management Company intends any amendment to the Declaration of Trust of the Fund, or in certain other prescribed cases, it must file in advance the contents of such amendment and the reasons thereof, etc. with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the described matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the Fund and amendment is significant or in certain other prescribed cases, they must provide in advance a written notice of such amendment and the reasons, etc. to all Japanese Shareholders known to the Sales Handling Companies in Japan.

The Japanese Shareholders will be notified of the material facts which would change their position through the Distributor or the Sales Handling Company.

The above described Management Report on the Fund will be sent to the shareholders known in Japan.

(6) Outline Of The Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(1) Basic Policy for Investment

The Investment Management Company pursues the Fund’s goal to seek as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Changes in policies. The Trustees may change the Fund’s goal, investment strategies and

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other policies without shareholder approval, except as otherwise provided.

(2) Investment Objectives

The Investment Management Company invests mainly in U.S. government bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Frannie Mae and Freddie Mac mortgage-backed bonds), and that have short-to long-term maturities. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company typically use to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes. Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in U.S. government securities. The Investment Management Company may invest up to 20% of the Fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that the Investment Management Company determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders.

(3) Management Structure of the Fund

THE FUND’S TRUSTEES

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not an officer of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

THE FUND’S INVESTMENT MANAGER

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the Fund’s investment manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract described below is discussed in the Fund’s annual report to shareholders dated September 30, 2012.

Putnam Management has retained its affiliate Putnam Investments Limited

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(“PIL”) to make investment decisions for such Fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the Fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio Managers

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Joined	Employer	Positions over past five years
	fund

Michael Salm	2007	The Investment	Co-Head of Fixed Income.
		Management	Previously, Team Leader, Liquid
		Company	Markets and Mortgage Specialist.
		1997-Present

Daniel Choquette	2005	The Investment	Portfolio Manager.
		Management	Previously, Investment Strategist.
		Company
		2002-Present

Note: The above information is as of the end of February 2013 and may change in the future.

Compensation of portfolio managers. The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the Fund, the Investment Management Company evaluates performance based on the Fund’s peer ranking in the Lipper GNMA Funds Category, which is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

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Portfolio managers	Dollar range of shares owned

Michael Salm	$10,001 - $50,000

Daniel Choquette	$0

Structure of Fund Management

(a) Investment Team

At the Investment Management Company, a fixed income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

The Fixed Income Team thinks of structured securities as being arrayed along a continuum representing pure interest rate or prepayment risk (agency market) at one extreme and pure credit risk (non-agency market) at the other. Putnam U.S. Government Income Trust seeks to outperform its benchmark, the Barclays GNMA Index, through strategies that target prepayment risk across the below spectrum.

Due to the option-related valuations and extensive structuring of cash flows within the mortgage sectors, sophisticated models and quantitative techniques are essential for relative value and risk measurement. The Fixed Income Team believes that there is generally an over-reliance on industry standard pricing models which are applied without sufficient understanding of the underlying model assumptions or sufficient scrutiny of the validity of the underlying data used. Because of this the Fixed Income Team believes that there is systematic mis-valuation of many of these securities. The Fixed Income Team believes that the depth, strength and specialist focus of our team, along with the intelligent use of our proprietary valuation models, give the Fixed Income Team a competitive advantage in this sector.

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(c) Management of Fund Business

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team executes performance measurement of the Fund, and reports to the Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

The Investment Management Company has also established an independent Risk & Portfolio Analysis Group (“RPAG”). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors and contracts across the Investment Management Company’s investment activities. RPAG and its head do not have direct responsibility for the management of clients portfolios. This organizational structure is intended to facilitate an unbiased assessment of risk.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

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As noted above, the Investment Management Company’s business operations (including not only investment compliance, but other key areas such as distribution/sales and operations) are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (Investor Servicing Agent, Custodian and Sub-Accounting Agent and Principal Underwriter) as described in “1. NATURE OF THE FUND, (3) Structure of the Fund” above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will be made around the end of each month by Distributor.

Note: The above statement will not guarantee the payment of future distributions and the amount thereof.

(5) Investment Restrictions:

Except as otherwise specifically designated, the investment restrictions described in this document and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(i) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)

(ii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(iii) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

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(iv) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(v) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(vi) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(vii) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(viii) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

(ix) Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund’s fundamental policy on industry concentration (viii above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the Fund has undertaken to the

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Japanese Securities Dealers Association that the Fund will not:

(a) invest more than 15% of its net assets in securities that are not traded on an official financial instruments exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

(b) borrow money in excess of 10% of the value of its total assets;

(c) make short sales of securities in excess of the Fund’s net asset value; and

(d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction.

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities and such investments can be made only to the extent they are consistent with the Fund’s policy of investing only in U.S. government securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes if consistent with the Fund’s policy of investing only in U.S. government securities. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

It is important to keep in mind that risk and reward generally go hand in hand, the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in U.S. government bonds and securitized debt instruments, although it may also invest in mortgage-backed and asset-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality.

A. Risk Factors

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing

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debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund’s current dividend rate with its “yield”, which is computed on a yield-to-maturity basis in accordance with the SEC regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk. Other bonds or securitized debt instruments in which the Fund may invest are subject to varying degrees of risk. These risk factors may include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

Prepayment Risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. The Investment Management Company may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Investment Management Company may make use of "short" derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments or index. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or

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abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Other investments. In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in zero-coupon bonds. These practices may be subject to other risks.

Alternative strategies. At times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund’s assets using alternative strategies, such as taking defensive positions, that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise provided.

Portfolio turnover rate. The Fund’s portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

B. Structure of the Risk Management

The Fund builds risk management into the investment process. The Fund identifies

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areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $10,000 within a rolling 90-day period, the Investment Management Company will issue the investor and/or his or her financial intermediary, if any, a written warning. In addition, the Investment Management Company will communicate instances of excessive short-term trading to the compliance staff of an investor’s financial representative, if one is identified in the Investment Management Company’s records of the account. The Investment Management Company’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. The Investment Management Company or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in

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the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the Fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

4. FEES, ETC. AND TAX

(1) Sales Charge

The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. Please refer to “II. Management and Administration, 1. SUBSCRIPTION (SALES) PROCEDURES” hereof.

(2) Redemption Fee

A deferred sales charge of 0.40% may apply to Class M shares purchased without an initial sales charge outside of Japan for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current net asset value (“NAV”). Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions

U.S. Government Income Trust

without a sales charge at any time.

(3) Management Fees, etc.:

A. Management Fee

Under a management contract effective January 1, 2010, the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company, (excluding fund assets that are invested in other Putnam funds (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.315% of any excess thereafter.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.57% of the first $500 million of average net assets;
0.475% of the next $500 million of average net assets;
0.4275% of the next $500 million of average net assets; and
0.38% of any excess over $1.5 billion.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

Fiscal Year	Management fee paid	Amount of management	Amount management
		fee waived	fee would have been
			without waivers

2012	$6,537,443	$0	$6,537,443

2011	$6,326,595	$0	$6,326,595

2010	$5,846,775	$292,298	$6,139,073

B. Sub-Investment Management Company Fee

Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any fund assets managed by the Sub-Investment Management company.

C. Custodian Fee and Charges of the Investor Servicing Agent

U.S. Government Income Trust

State Street Bank and Trust Company (“State Street”) is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s Non-U.S. custody manager, providing reports on Non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund’s assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

The Fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent) receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the Fund’s retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Through at least June 30, 2013, investor servicing fees for the Fund will not exceed an annual rate of 0.320% of the Fund’s average assets.

During the 2012 fiscal year, the Fund incurred $2,422,731 in fees for investor servicing provided by the Investor Servicing Agent.

D. Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Putnam Retail Management makes quarterly payments to MUMS and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom MUMS and other dealers are designated as the dealer of record.

The Fund makes payments under the Class M distribution plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the Fund’s Class M shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers. Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts. Putnam Retail Management may suspend or modify its payments to dealers.

For the fiscal year ending September 30, 2012, the Fund paid 12b-1 fees under the distribution plan of $120,188 to Putnam Retail Management for Class M shares.

(4) Other Expenses

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimburses the Investment Management Company for administrative services during fiscal 2012, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is

U.S. Government Income Trust

determined annually by the Trustees and was $49,535 for fiscal 2012, of which $38,027 represents a portion of total reimbursement for compensation and contributions.

The Investment Management Company places all orders for the purchases and sale of portfolio investments for the Fund, and buys and sells investments for the Fund, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the Fund’s portfolio transactions, the Investment Management Company uses its best efforts to obtain for the Fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions. During fiscal 2010, 2011 and 2012, the Fund paid $156,462, $117,076 and $13,596 in brokerage commissions, respectively.

Portfolio holdings. For more specific information on the Fund’s portfolio, investors may visit the Putnam Investments website, putnam.com/individual, where the Fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam Funds as of December 31, 2012.

Name of Trustee	Dollar range of Putnam U.S.	Aggregate dollar range of
	Government Income Trust	shares held in all of the
	shares owned	Putnam funds overseen by
Trustee

Liaquat Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M. Baumann	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$50,001-$100,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Katinka Domotorffy	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$50,001-$100,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

* Robert L. Reynolds	$1-$10,000	over $100,000

U.S. Government Income Trust

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company and Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the Fund, the Investment Management Company and Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	9

Board Policy and Nominating Committee	8

Brokerage Committee	4

Contract Committee	8

Distributions Committee	8

Executive Committee	1

Investment Oversight Committees	-

Investment Oversight Committee A	8

Investment Oversight Committee B	8

Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2012, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2012:

U.S. Government Income Trust

Trustees/Year	Aggregate	Pension or	Estimated	Total compensation
	compensation	retirement	annual benefits	from all Putnam
	from the Fund	benefits	from all	funds (2)
		accrued as part	Putnam funds
		of Fund	upon
		expenses	retirement (1)

Liaquat	N/A	N/A	N/A	$94,288
Ahamed/2012(3)(4)

Ravi Akhoury/2009	$7,589	N/A	N/A	$303,000

Barbara M.	$7,437	N/A	N/A	$297,000
Baumann/2010 (4)

Jameson A.	$11,330	$2,469	$110,500	$442,063
Baxter/1994 (4)(6)

Charles B. Curtis/2001	$7,437	$1,585	$113,900	$303,000

Robert J.	$7,589	N/A	N/A	$303,000
Darretta/2007 (4)

Katinka	N/A	N/A	N/A	$106,288
Domotorffy/2012(3)

John A. Hill/1985 (4)	$7,854	$4,271	$161,700	$297,000

Paul L. Joskow/1997	$7,437	$1,687	$113,400	$303,000
(4)

Elizabeth T.	$5,102	$2,997	$108,000	$303,000
Kennan/1992 (5)

Kenneth R.	$8,053	N/A	N/A	$328,000
Leibler/2006

Robert E.	$8,053	$2,519	$106,500	$328,000
Patterson/1984

George Putnam,	$7,589	$2,519	$130,300	$303,000
III/1984

W. Thomas	$7,589	$1,764	$107,100	$303,000
Stephens/1997 (7)

Robert L.	N/A	N/A	N/A	N/A
Reynolds/2008 (8)

U.S. Government Income Trust

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2012, there were 109 funds in the Putnam family.

(3) Mr. Ahamed and Ms. Domotorffy were appointed to the Board of Trustees of the Putnam funds effective September 13, 2012.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2012, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $0; Ms. Baumann - $5,358; Ms. Baxter - $33,711; Mr. Darretta - $10,992; Mr. Hill - $96,276; and Dr. Joskow - $26,259.

(5) Dr. Kennan, who retired from the Board of Trustees of the Putnam funds on June 30, 2010, was re-appointed to the Board of Trustees effective January 1, 2012. Upon her retirement, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. In connection with her re-appointment to the Board of Trustees, Dr. Kennan has agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee.

(6) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-appointed to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-appointment to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an “interested person” of the Fund, Putnam Management and Putnam Retail Management.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For the fiscal year ending on September 30, 2012, the Fund paid $6,150,108 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan:

The Fund qualifies as a “bond investment trust”. On that basis, the tax treatment of shareholders in Japan shall be as follows:

(1) Distributions to be made by the fund will be treated as distributions made by a

U.S. Government Income Trust

publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund’s currency) between the redemption amount and the amount equal to the capital of the Fund) (hereinafter the same shall apply)) to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% local tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% local tax) (the taxation rate will be 20% (15% income tax and 5% residential tax on and after January 1, 2038). In certain cases, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions properly reported as “capital gain dividends” (as such term is defined in the Code) generally are not subject to withholding of U.S. federal income tax. For distributions with respect to taxable years of the Fund beginning before January 1, 2014, distributions properly reported as “interest-related dividends” and “short-term capital gain dividends” (as such terms are defined under the Code ) generally are not subject to withholding of U.S. federal income tax. These exemptions will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain U.S. real property interests. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method,” where the amount withheld in the United States and the amount collected in Japan are adjusted to be totally at the rate of 20% of the distribution. Further, in the case of “balance collection method” Special Reconstruction Income Tax will be levied at the rate of 2.1% on the amount resulted from the distribution before U.S. withholding tax multiplied at the rate of 15% (income tax) of withholding less the amount of U.S. withholding tax.

(6) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

The Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

U.S. Government Income Trust

5. STATUS OF INVESTMENT PORTFOLIO

(1) Diversification of Investment Portfolio

5. STATUS OF INVESTMENT PORTFOLIO

(1) Diversification of Investment Portfolio:

Diversification of Investment Portfolio by Types of Assets and Geographic Regions:

		(As of the end of January 2013)

			Investment
Types of Assets	Name of Country	Total USD	Ratio (%)

U.S. Government and Agency
Mortgage Obligations	United States	1,362,447,781	89.54

Short-term Investments	United States	996,569,008	65.50

Mortgage-Backed Securities	United States	307,608,443	20.22

Purchased Options	United States	-2,439,109	-0.16

Total Investments		2,664,186,123	175.10

Cash, Deposit and Other Assets (After Deduction of Liabilities)		-1,142,660,130	-75.10

Total		1,521,525,993	100.00
(Net Asset Value)		(¥138,672 million)

Note: Investment ratio is calculated by dividing each asset at its market value by the total net asset value of the Fund. The same applies hereinafater.

Record of distribution and NAV from the establishment to January 2013 as follows (Class M):

		Total			Total
	Ex-dividend	Distributions	NAV per Share	Ex-dividend	Distributions	NAV per Share
Year	Date	($)	($)	Date	($)	($)

1995				Jul. 5	0.074	12.83
	Feb. 6	0.074	12.29	Aug. 7	0.074	12.71
	Mar. 6	0.076	12.26	Sep. 5	0.074	12.84
	Apr. 5	0.074	12.64	Oct. 5	0.073	12.91
	May. 5	0.076	12.69	Nov. 6	0.072	12.97
	Jun. 5	0.075	12.89	Dec. 6	0.072	13.05

1996	Jan. 5	0.072	13.09	Jul. 5	0.065	12.39
	Feb. 5	0.072	13.11	Aug. 5	0.065	12.65
	Mar. 8	0.070	12.70	Sep. 6	0.064	12.42
	Apr. 8	0.070	12.59	Oct. 7	0.064	12.68
	May. 6	0.068	12.46	Nov. 5	0.064	12.80
	Jun. 7	0.066	12.44	Dec. 6	0.064	12.84

1997	Jan. 8	0.064	12.73	Jul. 11	0.066	12.9
	Feb. 7	0.065	12.82	Aug. 11	0.067	12.85
	Mar. 7	0.065	12.75	Sep. 10	0.066	12.86
	Apr. 8	0.064	12.57	Oct. 10	0.066	12.93
	May. 12	0.064	12.73	Nov. 10	0.067	12.96
	Jun. 10	0.066	12.78	Dec. 10	0.07	13.01

1998	Jan. 12	0.068	13.12	Jul. 10	0.066	13.03
	Feb. 10	0.067	13.03	Aug. 10	0.066	13.01
	Mar. 10	0.067	13.01	Sep. 11	0.066	13.10
	Apr. 13	0.066	12.99	Oct. 12	0.066	13.08
	May. 11	0.066	12.97	Nov. 10	0.066	13.02
	Jun. 10	0.066	13.04	Dec. 10	0.066	13.08

1999	Jan. 11	0.066	13.01	Jul. 12	0.063	12.61
	Feb. 10	0.063	13.00	Aug. 10	0.063	12.23
	Mar. 10	0.063	12.87	Sep. 10	0.063	12.48
	Apr. 12	0.063	12.93	Oct. 11	0.064	12.45
	May. 10	0.063	12.82	Nov. 10	0.063	12.5
	Jun. 10	0.063	12.56	Dec. 10	0.063	12.49

2000	Jan. 10	0.064	12.20	Jul. 10	0.064	12.37
	Feb. 10	0.063	12.08	Aug. 10	0.063	12.47
	Mar. 10	0.064	12.18	Sep. 11	0.063	12.44
	Apr. 10	0.063	12.37	Oct. 10	0.063	12.47
	May. 10	0.063	12.11	Nov. 10	0.063	12.48
	Jun. 12	0.063	12.32	Dec. 8	0.064	12.66

2001	Jan. 10	0.063	12.79	Jul. 10	0.057	12.75
	Feb. 12	0.063	12.78	Aug. 10	0.057	12.88
	Mar. 12	0.064	12.79	Sep. 10	0.057	12.92
	Apr. 10	0.057	12.76	Oct. 10	0.057	13.01
	May. 10	0.057	12.74	Nov. 12	0.057	13.04
	Jun. 11	0.057	12.75	Dec. 11	0.057	12.83

2002	Jan. 10	0.057	12.89	Jul. 10	0.051	13.07
	Feb. 11	0.057	12.97	Aug. 12	0.051	13.13
	Mar. 11	0.057	12.81	Sep. 10	0.052	13.13
	Apr. 10	0.057	12.86	Oct. 10	0.037	13.17
	May. 10	0.051	12.95	Nov. 11	0.037	13.16
	Jun. 10	0.051	12.95	Dec. 10	0.037	13.15

2003	Jan. 10	0.030	13.18	Jul. 11	0.015	13.11
	Feb. 10	0.030	13.17	Aug. 12	0.015	13.00
	Mar. 10	0.024	13.20	Sep. 12	0.015	13.09
	Apr. 10	0.024	13.14	Oct. 10	0.015	13.08
	May. 12	0.024	13.13	Nov. 12	0.015	13.07
	Jun. 10	0.024	13.11	Dec. 12	0.015	13.16

2004	Jan. 9	0.025	13.23	Jul. 12	0.031	13.10
	Feb. 11	0.025	13.25	Aug. 12	0.031	13.17
	Mar. 12	0.025	13.29	Sep. 10	0.031	13.21
	Apr. 12	0.025	13.16	Oct. 12	0.031	13.23
	May. 12	0.025	12.88	Nov. 12	0.031	13.22
	Jun. 14	0.025	12.84	Dec. 10	0.031	13.23

2005	Jan. 11	0.031	13.22	Jul. 12	0.031	13.19
	Feb. 11	0.031	13.26	Aug. 12	0.031	13.16
	Mar. 11	0.031	13.13	Sep. 12	0.031	13.20
	Apr. 12	0.031	13.18	Oct. 12	0.031	13.07
	May. 12	0.031	13.22	Nov. 11	0.031	13.01
	Jun. 10	0.031	13.23	Dec. 9	0.031	13.01

2006	Jan. 11	0.031	13.11	Jul. 12	0.037	12.69
	Feb. 10	0.036	13.06	Aug. 11	0.040	12.84
	Mar. 10	0.036	13.02	Sep. 12	0.040	12.96
	Apr. 11	0.036	12.94	Oct. 12	0.040	12.94
	May. 12	0.117	12.73	Nov. 10	0.040	13.05
	Jun. 12	0.037	12.81	Dec. 8	0.040	13.07

2007	Jan. 11	0.040	13.04	Jul. 16	0.044	12.92
	Feb. 9	0.044	13.00	Aug.14	0.044	13.01
	Mar. 12	0.044	13.09	Sep. 14	0.044	13.13
	Apr. 12	0.044	13.03	Oct. 16	0.044	13.09
	May. 11	0.044	13.04	Nov. 8	0.045	13.26
	Jun. 14	0.044	12.85	Dec. 14	0.044	13.31

2008	Jan. 15	0.044	13.50	Jul. 15	0.047	13.30
	Feb. 13	0.044	13.59	Aug. 14	0.047	13.05
	Mar. 14	0.047	13.54	Sep. 16	0.047	13.13
	Apr. 15	0.047	13.41	Oct. 14	0.048	12.16
	May. 14	0.047	13.33	Nov. 14	0.048	12.05
	Jun. 16	0.047	12.99	Dec. 16	0.048	11.74

2009	Jan. 13	0.048	12.58	Jul. 14	0.053	14.00
	Feb. 13	0.048	12.61	Aug. 14	0.052	14.14
	Mar. 16	0.048	12.72	Sep. 15	0.052	14.32
	Apr. 14	0.047	13.07	Oct. 14	0.052	14.62
	May. 14	0.047	13.41	Nov. 16	0.055	14.81
	Jun.16	0.052	13.61	Dec. 15	0.105	14.86

2010	Jan. 13	0.055	14.93	Jul. 14	0.062	15.14
	Feb. 16	0.062	15.06	Aug. 16	0.062	15.17
	Mar. 16	0.062	15.13	Sep. 14	0.062	15.05
	Apr. 14	0.062	15.05	Oct. 14	0.062	15.16
	May. 14	0.062	15.08	Nov. 16	0.062	15.07
	Jun. 15	0.062	15.10	Dec. 14	0.806	14.02

2011	Jan. 13	0.062	14.18	Jul. 14	0.062	14.34
	Feb. 15	0.062	14.06	Aug. 16	0.062	14.54
	Mar. 15	0.062	14.17	Sep. 14	0.062	14.46
	Apr. 14	0.062	14.15	Oct. 14	0.062	14.15
	May. 16	0.062	14.37	Nov. 15	0.062	14.12
	Jun. 14	0.062	14.32	Dec. 14	0.372	13.80

2012	Jan. 13	0.062	13.75	Jul. 16	0.062	13.75
	Feb. 14	0.062	13.71	Aug.14	0.035	13.69
	Mar. 14	0.062	13.55	Sep. 14	0.035	13.68
	Apr.16	0.062	13.68	Oct. 16	0.035	13.67
	May. 15	0.062	13.69	Nov. 14	0.035	13.58
	Jun. 14	0.062	13.71	Dec. 14	0.035	13.56

2013	Jan. 15	0.035	13.47

		5.788			6.642	12.43

(2) Investments Assets:

(a) Names of Major Portfolio:

$ 1,521,525,993	(2) Investment Assets
	(a) Names of Major Portfolios (Top 30 Shares excluding short-term investments)

							(As of the end of January 2013)
							USD
	Name of Issues		Kind of Issue	Interest	Maturity	Par value			Investment
				Rate(%)	Date		Acquistion Cost	Current Value	Ratio (%)

			U.S. Government & Agency
1.	GNMA GII30 TBA	03.0000 02/01/2043	Mortgage Obligations	3.00	02/01/2043	708,000,000.00	745,944,375.00	738,587,794.80	48.54

			U.S. Government & Agency
2.	GNMA GII30 TBA	04.5000 02/01/2043	Mortgage Obligations	4.50	02/01/2043	143,000,000.00	155,643,281.25	155,635,394.20	10.23

			U.S. Government & Agency
3.	FNMA FN30 TBA	03.0000 02/01/2043	Mortgage Obligations	3.00	02/01/2043	87,000,000.00	90,873,320.30	89,854,687.50	5.91

			U.S. Government & Agency
4.	GNMA GN30 719261	04.5000 08/15/2040	Mortgage Obligations	4.50	08/15/2040	45,299,806.50	51,139,236.95	49,843,943.34	3.28

			U.S. Government & Agency
5.	GNMA GII30 4746	04.5000 07/20/2040	Mortgage Obligations	4.50	07/20/2040	44,625,584.03	49,706,134.27	49,197,712.07	3.23

			U.S. Government & Agency
6.	GNMA GII30 4713	04.5000 06/20/2040	Mortgage Obligations	4.50	06/20/2040	42,742,599.99	47,538,649.95	47,121,806.32	3.10

7.	GNR 2011-70 PO PO	00.0000 05/16/2041	Mortgage-Backed Securities	0.00	05/16/2041	53,010,857.55	37,819,933.68	44,053,613.18	2.90

			U.S. Government & Agency
8.	GNMA GII30 4923	04.5000 01/20/2041	Mortgage Obligations	4.50	01/20/2041	36,349,075.00	40,444,027.31	40,073,412.49	2.63

			U.S. Government & Agency
9.	GNMA GN30 738533	04.5000 07/15/2041	Mortgage Obligations	4.50	07/15/2041	30,338,333.46	34,249,135.78	33,760,876.71	2.22

			U.S. Government & Agency
10.	GNMA GN30 TBA	03.0000 03/01/2043	Mortgage Obligations	3.00	03/01/2043	20,000,000.00	20,775,000.00	20,821,876.00	1.37

11.	GNR 2011-72 SE	07.1320 05/16/2041	Mortgage-Backed Securities	7.13	05/16/2041	16,383,286.00	16,526,639.75	17,086,888.58	1.12

12.	GNR 13-6 OI IO	05.0000 01/20/2043	Mortgage-Backed Securities	5.00	01/20/2043	83,461,014.00	14,044,923.76	14,597,887.75	0.96

			U.S. Government & Agency
13.	FNMA FN30 TBA	03.0000 03/01/2043	Mortgage Obligations	3.00	03/01/2043	14,000,000.00	14,583,593.75	14,417,813.20	0.95

14.	GNR 2011-56 SA	23.6328 04/20/2041	Mortgage-Backed Securities	23.63	04/20/2041	8,980,857.08	12,515,666.28	14,391,294.79	0.95

			U.S. Government & Agency
15.	FNMA FN30 MA1217	04.0000 10/01/2042	Mortgage Obligations	4.00	10/01/2042	12,902,615.83	14,372,304.41	14,201,265.96	0.93

			U.S. Government & Agency
16.	GNMA GN30 TBA	03.0000 02/01/2043	Mortgage Obligations	3.00	02/01/2043	13,000,000.00	13,671,367.19	13,566,719.40	0.89

17.	FNR 2007-95 A3	00.4537 08/27/2036	Mortgage-Backed Securities	0.45	08/27/2036	13,676,000.00	13,095,302.40	12,412,176.48	0.82

18.	GNR 2011-56 MS	06.8698 04/20/2041	Mortgage-Backed Securities	6.87	04/20/2041	9,343,035.66	8,595,592.64	10,267,240.47	0.67

19.	GNR 13-6 BI IO	05.0000 01/20/2043	Mortgage-Backed Securities	5.00	01/20/2043	44,623,250.00	8,491,160.23	8,775,905.83	0.58

20.	FNR 2008-24 SP	22.5364 02/25/2038	Mortgage-Backed Securities	22.54	02/25/2038	5,558,612.38	7,379,057.90	8,636,628.90	0.57

21.	FHR 3065 DC	19.2429 03/15/2035	Mortgage-Backed Securities	19.24	03/15/2035	4,216,461.76	4,932,379.54	6,509,552.44	0.43

22.	GNR 2010-35 QI IO	04.5000 03/20/2040	Mortgage-Backed Securities	4.50	03/20/2040	32,223,758.72	5,573,121.65	5,584,552.99	0.37

23.	FHR 2976 LC	23.6658 05/15/2035	Mortgage-Backed Securities	23.67	05/15/2035	3,341,229.98	4,584,794.01	5,436,344.76	0.36

24.	FHR 2990 LB	16.4199 06/15/2034	Mortgage-Backed Securities	16.42	06/15/2034	3,667,792.16	4,800,222.98	5,085,165.50	0.33

25.	FHR 4112 SC IO	05.9443 01/15/2042	Mortgage-Backed Securities	5.94	01/15/2042	29,774,739.49	5,225,774.51	4,991,456.00	0.33

26.	FNR 2011-4 CS	12.4926 05/25/2040	Mortgage-Backed Securities	12.49	05/25/2040	4,119,855.88	4,327,136.15	4,944,681.22	0.32

27.	FNR 2005-74 NK	26.4815 05/25/2035	Mortgage-Backed Securities	26.48	05/25/2035	2,575,286.87	3,550,676.76	4,534,059.29	0.30

28.	FNR 2012-30 PI IO	04.0000 03/30/2042	Mortgage-Backed Securities	4.00	03/30/2042	30,907,086.39	5,471,782.07	4,492,757.10	0.30

29.	GNR 2011-70 WS	09.2906 12/20/2040	Mortgage-Backed Securities	9.29	12/20/2040	3,909,000.00	3,566,962.50	4,443,355.59	0.29

30.	FNR 2012-132 SB IO	05.9963 12/25/2042	Mortgage-Backed Securities	6.00	12/25/2042	26,052,487.66	4,448,887.50	4,182,450.30	0.27

								1,447,509,313	95.14

* As of the end of January 2013, the total current value of the “Short-Term Investments” included in (1) Diversification of Investment Portfolio was as follows:

Short-Term Investments	Value as of 1/31/13

Putnam Money Market Liquidity Fund	$256,377,156

Joint tri-party repurchase agreement 2/1/2013	$104,519,000

U.S. Treasury bills 10/17/2013	$59,954,880

Federal National Mortgage Association discount
notes 7/1/13	$43,923,786

U.S. Treasury bills 04/04/2013	$39,996,200

Federal Home Loan Bank discount notes 7/19/03	$38,545,617

U.S. Treasury bills 11/14/2013	$34,967,345

U.S. Treasury bills 12/12/2013	$33,961,478

Federal National Mortgage Association discount
notes 3/13/13	$32,995,417

Federal Home Loan Mortgage Corp. discount notes
4/25/13	$29,997,240

Federal Home Loan Mortgage Corp. discount notes
4/3/13	$26,998,164

Federal National Mortgage Association discount
notes 2/27/13	$24,998,556

Federal Home Loan Mortgage Corp. discount notes
3/11/13	$24,996,965

Federal National Mortgage Association discount
notes 7/24/13	$24,990,400

U.S. Treasury bills 08/22/2013	$24,985,275

U.S. Treasury bills 09/19/2013	$24,983,250

Straight-A Funding, LLC discounted commercial
paper 4/18/13	$22,391,029

Federal Home Loan Mortgage Corp. discount notes
7/15/13	$19,992,720

Federal Home Loan Bank discount notes 3/13/13	$18,997,572

Federal Home Loan Bank discount notes 5/31/13	$18,496,337

Straight-A Funding, LLC discounted commercial
paper 2/4/13	$15,999,760

Federal Home Loan Mortgage Corp. discount notes
4/23/13	$15,933,566

U.S. Treasury bills 07/25/2013	$14,992,395

Federal National Mortgage Association discount
notes 3/27/13	$12,927,158

Federal National Mortgage Association discount
notes 3/6/13	$8,199,173

Federal Home Loan Mortgage Corp. discount notes
5/13/13	$7,598,723

Straight-A Funding, LLC discounted commercial
paper 2/5/13	$6,999,860

Federal Home Loan Mortgage Corp. discount notes
5/1/13	$6,849,986

$996,569,008

(b) Investment Real Estate

Not applicable (as of the end of January 2013).

(c) Other Major Investment Assets

Not applicable (as of the end of January 2013).

(b) Investment Real Estate:

Not applicable (as of the end of January 2013).

(c) Other Major Investment Assets:

Not applicable (as of the end of January 2013).

(3) Results of Past Operations:

a. Record of Changes in Net Assets:

(3) Results of Past Operations:

a. Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2013 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	USD (thousand)	JPY (million)	USD	JPY

7th Fiscal Year	144,285	13,150	13.08	1,192
(Sep. 30, 2001)

8th Fiscal Year	171,974	15,674	13.20	1,203
(Sep. 30, 2002)

9th Fiscal Year	73,355	6,686	13.18	1,201
(Sep. 30, 2003)

10th Fiscal Year	50,649	4,616	13.23	1,206
(Sep. 30, 2004)

11th Fiscal Year	39,845	3,631	13.13	1,197
(Sep. 30, 2005)

12th Fiscal Year	31,087	2,833	13.02	1,187
(Sep. 30, 2006)

13th Fiscal Year	27,563	2,512	13.16	1,199
(Sep. 30, 2007)

14th Fiscal Year	27,627	2,518	12.68	1,156
(Sep. 30, 2008)

15th Fiscal Year	28,104	2,561	14.49	1,321
(Sep. 30, 2009)

16th Fiscal Year	28,380	2,587	15.03	1,370
(Sep. 30, 2010)

17th Fiscal Year	25,907	2,361	14.29	1,302
(Sep. 30, 2011)

18th Fiscal Year	22,555	2,056	13.74	1,252
(Sep. 30, 2012)

2011 End of October	25,723	2,344	14.27	1,301

November	26,018	2,371	14.12	1,287

December	24,841	2,264	13.77	1,255

2012 End of January	24,810	2,261	13.71	1,250

February	24,511	2,234	13.67	1,246

March	24,262	2,211	13.66	1,245

April	24,533	2,236	13.70	1,249

May	24,161	2,202	13.73	1,251

June	23,689	2,159	13.69	1,248

July	23,215	2,116	13.77	1,255

August	22,782	2,076	13.75	1,253

September	22,555	2,056	13.74	1,252

October	22,475	2,048	13.68	1,247

November	22,085	2,013	13.61	1,240

December	21,965	2,002	13.57	1,237

2013 End of January	21,617	1,970	13.47	1,228

US Government Income Trust

(Class M in Japan sold from December 4, 1997)

91.14
	Total Net Asset Value		Net Asset Value per Share

	USD	JPY
	(thousands)	(millions)	USD	JPY

December 4, 1997	9,567	872	13.06	1,190

1997 End of December	92,827	8,460	13.06	1,190

1998 End of January	158,041	14,404	13.11	1,195
February	178,465	16,265	13.05	1,189
March	193,340	17,621	13.02	1,187
April	201,943	18,405	13.05	1,189
May	197,107	17,964	13.08	1,192
June	185,874	16,941	13.07	1,191
July	175,798	16,022	13.04	1,188
August	168,907	15,394	13.11	1,195
September	163,076	14,863	13.25	1,208
October	162,507	14,811	13.15	1,198
November	157,969	14,397	13.12	1,196
December	159,194	14,509	13.10	1,194

1999 End of January	156,613	14,274	13.11	1,195
February	152,420	13,892	12.91	1,177
March	150,031	13,674	12.92	1,178
April	147,732	13,464	12.91	1,177
May	144,038	13,128	12.77	1,164
June	138,224	12,598	12.64	1,152
July	135,232	12,325	12.49	1,138
August	132,965	12,118	12.43	1,133
September	133,362	12,155	12.55	1,144
October	130,865	11,927	12.53	1,142
November	123,713	11,275	12.47	1,137
December	118,722	10,820	12.32	1,123

2000 End of January	114,638	10,448	12.15	1,107
February	109,336	9,965	12.23	1,115
March	104,729	9,545	12.35	1,126
April	99,755	9,092	12.27	1,118
May	98,968	9,020	12.25	1,116
June	98,585	8,985	12.40	1,130
July	95,459	8,700	12.39	1,129
August	93,555	8,527	12.50	1,139
September	95,090	8,667	12.52	1,141
October	97,707	8,905	12.54	1,143
November	96,931	8,834	12.65	1,153
December	104,111	9,489	12.76	1,163

2001 End of January	114,223	10,410	12.86	1,172
February	116,081	10,580	12.85	1,171
March	130,957	11,935	12.84	1,170
April	131,383	11,974	12.73	1,160
May	132,106	12,040	12.75	1,162
June	138,418	12,615	12.72	1,159
July	140,250	12,782	12.93	1,178
August	139,866	12,747	12.95	1,180
September	144,285	13,150	13.08	1,192
October	145,121	13,226	13.16	1,199
November	140,569	12,811	13.00	1,185
December	132,448	12,071	12.88	1,174

2002 End of January	130,389	11,884	12.95	1,180
February	126,823	11,559	13.02	1,187
March	123,770	11,280	12.81	1,168
April	124,864	11,380	12.99	1,184
May	127,297	11,602	13.01	1,186
June	130,744	11,916	13.04	1,188
July	144,031	13,127	13.12	1,196
August	157,212	14,328	13.16	1,199
September	171,974	15,674	13.20	1,203
October	169,778	15,474	13.18	1,201
November	164,790	15,019	13.15	1,198
December	161,661	14,734	13.22	1,205

2003 End of January	149,467	13,622	13.21	1,204
February	143,554	13,084	13.23	1,206
March	119,439	10,886	13.20	1,203
April	107,053	9,757	13.18	1,201
May	97,189	8,858	13.14	1,198
June	93,034	8,479	13.14	1,198
July	80,249	7,314	12.96	1,181
August	79,353	7,232	13.02	1,187
September	73,355	6,686	13.18	1,201
October	70,590	6,434	13.09	1,193
November	64,147	5,846	13.10	1,194
December	60,769	5,538	13.18	1,201

2004 End of January	58,987	5,376	13.21	1,204
February	57,441	5,235	13.26	1,209
March	56,674	5,165	13.28	1,210
April	55,150	5,026	13.03	1,188
May	53,149	4,844	12.96	1,181
June	52,911	4,822	13.04	1,188
July	52,745	4,807	13.10	1,194
August	56,654	5,163	13.24	1,207
September	50,649	4,616	13.23	1,206
October	50,151	4,571	13.27	1,209
November	48,234	4,396	13.22	1,205
December	42,271	3,853	13.23	1,206

2005 End of January	46,832	4,268	13.27	1,209
February	46,283	4,218	13.20	1,203
March	46,076	4,199	13.16	1,199
April	46,681	4,255	13.25	1,208
May	44,518	4,057	13.28	1,210
June	43,579	3,972	13.27	1,209
July	42,906	3,910	13.17	1,200
August	41,243	3,759	13.24	1,207
September	39,845	3,631	13.13	1,197
October	42,769	3,898	13.04	1,188
November	38,792	3,536	13.02	1,187
December	38,276	3,488	13.12	1,196

2006 End of January	37,861	3,451	13.11	1,195
February	35,386	3,225	13.12	1,196
March	34,529	3,147	13.00	1,185
April	33,641	3,066	12.92	1,178
May	34,432	3,138	12.77	1,164
June	34,983	3,188	12.72	1,159
July	34,681	3,161	12.84	1,170
August	31,348	2,857	12.98	1,183
September	31,087	2,833	13.02	1,187
October	30,800	2,807	13.06	1,190
November	30,846	2,811	13.12	1,196
December	30,476	2,778	13.07	1,191

2007 End of January	29,649	2,702	13.02	1,187
February	29,201	2,661	13.12	1,196
March	28,832	2,628	13.09	1,193
April	28,746	2,620	13.10	1,194
May	28,057	2,557	12.98	1,183
June	27,514	2,508	12.94	1,179
July	27,601	2,516	13.04	1,188
August	27,565	2,512	13.12	1,196
September	27,563	2,512	13.16	1,199
October	27,528	2,509	13.24	1,207
November	32,380	2,951	13.38	1,219
December	32,073	2,923	13.41	1,222

2008 End of January	32,365	2,950	13.57	1,237
February	31,966	2,913	13.56	1,236
March	31,901	2,907	13.57	1,237
April	31,313	2,854	13.43	1,224
May	30,553	2,785	13.38	1,219
June	30,131	2,746	13.28	1,210
July	29,541	2,692	13.23	1,206
August	28,913	2,635	13.16	1,199
September	27,627	2,518	12.68	1,156
October	26,182	2,386	12.11	1,104
November	24,390	2,223	11.49	1,047
December	25,411	2,316	12.18	1,110

2009 End of January	26,230	2,391	12.55	1,144
February	26,197	2,388	12.66	1,154
March	25,836	2,355	12.99	1,184
April	26,316	2,398	13.33	1,215
May	26,692	2,433	13.54	1,234
June	26,940	2,455	13.83	1,260
July	27,438	2,501	14.12	1,287
August	27,939	2,546	14.34	1,307
September	28,104	2,561	14.49	1,321
October	28,621	2,609	14.74	1,343
November	28,973	2,641	14.91	1,359
December	29,184	2,660	14.90	1,358

2010 End of January	29,616	2,699	15.11	1,377
February	30,304	2,762	15.06	1,373
March	30,168	2,750	15.07	1,373
April	28,844	2,629	15.08	1,374
May	28,784	2,623	15.13	1,379
June	28,946	2,638	15.16	1,382
July	29,673	2,704	15.20	1,385
August	29,047	2,647	15.15	1,381
September	28,380	2,587	15.03	1,370
October	28,981	2,641	15.13	1,379
November	28,636	2,610	15.12	1,378
December	26,977	2,459	14.19	1,293

2011 End of January	26,745	2,438	14.17	1,291
February	26,180	2,386	14.20	1,294
March	26,061	2,375	14.18	1,292
April	25,936	2,364	14.31	1,304
May	26,001	2,370	14.39	1,312
June	25,920	2,362	14.35	1,308
July	26,279	2,395	14.41	1,313
August	26,251	2,393	14.45	1,317
September	25,907	2,361	14.29	1,302
October	25,723	2,344	14.27	1,301
November	26,018	2,371	14.12	1,287
December	24,841	2,264	13.77	1,255

2012 End of January	24,810	2,261	13.71	1,250
February	24,511	2,234	13.67	1,246
March	24,262	2,211	13.66	1,245
April	24,533	2,236	13.70	1,249
May	24,161	2,202	13.73	1,251
June	23,689	2,159	13.69	1,248
July	23,215	2,116	13.77	1,255
August	22,782	2,076	13.75	1,253
September	22,555	2,056	13.74	1,252
October	22,475	2,048	13.68	1,247
November	22,085	2,013	13.61	1,240
December	21,965	2,002	13.57	1,237

2013 End of January	21,617	1,970	13.47	1,228
February		-		-
March		-		-
April		-		-
May		-		-
June		-		-
July		-		-
August		-		-
September		-		-
October		-		-
November		-		-
December		-		-

b. Record of Distributions Paid:

b. Record of Distributions Paid (Class M)

91.14

	Amount of dividend paid per Share

Fiscal Year	USD	JPY

1st FY (2/6/95-9/30/95)	0.60	55

2nd FY (10/1/95-9/30/96)	0.83	76

3rd FY (10/1/96-9/30/97)	0.78	71

4th FY (10/1/97-9/30/98)	0.80	73

5th FY (10/1/98-9/30/99)	0.77	70

6th FY (10/1/99-9/30/00)	0.76	69

7th FY (10/1/00-9/30/01)	0.72	66

8th FY (10/1/01-9/30/02)	0.66	60

9th FY (10/1/02-9/30/03)	0.31	28

10th FY (10/1/03-9/30/04)	0.29	26

11th FY (10/1/04-9/30/05)	0.37	34

12th FY (10/1/05-9/30/06)	0.50	46

13th FY (10/1/06-9/30/07)	0.51	46

14th FY (10/1/07-9/30/08)	0.55	50

15th FY (10/1/08-9/30/09)	0.59	54

16th FY (10/1/09-9/30/10)	0.76	69

17th FY (10/1/10-9/30/11)	1.49	136

18th FY (10/1/11-9/30/12)	1.00	91

c. Record of Annual Return (recent ten years):

c. Record of Annual Return (Class M)

Fiscal Year	Annual Return (%)

7th FY (10/1/00-9/30/01)	10.56

8th FY (10/1/01-9/30/02)	6.14

9th FY (10/1/02-9/30/03)	2.24

10th FY (10/1/03-9/30/04)	2.61

11th FY (10/1/04-9/30/05)	2.08

12th FY (10/1/05-9/30/06)	3.10

13th FY (10/1/06-9/30/07)	5.12

14th FY (10/1/07-9/30/08)	0.42

15th FY (10/1/08-9/30/09)	19.57

16th FY (10/1/09-9/30/10)	9.13

17th FY (10/1/10-9/30/11)	5.40

18th FY (10/1/11-9/30/12)	3.34

Note: Calculation of yield on investment (including dividend) (overall yield on investment):

Overall yield on investment (%) = 100 x NAV at term end x Cumulative increase ratio by distribution -1
NAV at beginning of term

"NAV at beginning of term" means the net asset value per unit calculated at the beginning of the yield calculation period.

"NAV at term end" means the net asset value per unit calculated at the end of the yield calcuation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex-dividend day of the relevant distribution plus 1.

Record of Return during the following calendar years as follows:

Calendar Year	* Return Rate(%)

2001	6.61

2002	7.44

2003	1.58

2004	2.97

2005	2.01

2006	3.79

2007	6.80

2008	(5.16)

2009	28.30

2010	5.31

2011	4.53

2012	3.03

2013	(0.48)

*Return Rate (%) ={[[Ending NAV*A]]/Beginning NAV]-1}*100

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV means net asset value per share at the end of the calendar year immediately preceding the relevant calendar year, and Ending NAV means net asset value per share at the end of the relevant calendar year.

(4) Record of Sales and Redemption

(4) Record of Sales and Repurchase (Class M Shares)

Record of sales and repurchase during the recent 10 fiscal years and number of outstanding Shares of the Fund as of the end of such fiscal years are as follows:

		Number of Shares	Number of Outstanding
	Number of Shares Sold	Repurchased	Shaes

7th Fiscal Year	8,761,170	5,324,572	11,029,599
(10/1/00-9/30/01)	(5,822,700)	(3,425,670)	(8,767,960)

8th Fiscal Year	6,552,907	4,555,886	13,026,620
(10/1/01-9/30/02)	(4,563,800)	(2,787,790)	(10,543,970)

9th Fiscal Year	2,881,486	10,340,528	5,567,578
(10/1/02-9/30/03)	(1,175,000)	(7,664,070)	(4,054,900)

10th Fiscal Year	699,029	2,437,251	3,829,356
(10/1/03-9/30/04)	(99,500)	(1,090,250)	(3,064,150)

11th Fiscal Year	306,439	1,102,106	3,033,689
(10/1/04-9/30/05)	(46,500)	(616,400)	(2,494,250)

12th Fiscal Year	590,785	1,236,078	2,388,396
(10/1/05-9/30/06)	(11,300)	(539,900)	(1,965,650)

13th Fiscal Year	130,932	424,856	2,094,472
(10/1/06-9/30/07)	(61,100)	(285,900)	(1,740,850)

14th Fiscal Year	537,915	453,873	2,178,514
(10/1/07-9/30/08)	(8,800)	(222,190)	(1,527,460)

15th Fiscal Year	226,623	466,236	1,938,901
(10/1/08-9/30/09)	(21,000)	(202,900)	(1,345,560)

16th Fiscal Year	357,707	408,525	1,888,083
(10/1/09-9/30/10)	(46,400)	(251,120)	(1,140,840)

17th Fiscal Year	208,536	283,083	1,813,536
(10/1/10-9/30/11)	(1,600)	(86,360)	(1,056,080)

18th Fiscal Year	200,315	371,855	1,641,996
(10/1/11-9/30/12)	(46,000)	(177,300)	(924,780)

Note: The numbers in (  ) are those sold, repurchased and outstanding units in Japan.

U.S. Government Income Trust

II. MANAGEMENT AND ADMINISTRATION

1. SUBSCRIPTION (SALES) PROCEDURES

(a) Sales in the United States

Investors residing in the United States can open a Fund account and purchase the Fund’s shares by contacting their financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor’s financial representative or Putnam Investor Services generally must receive an investor’s completed buy order before the close of regular trading on the New York Stock Exchange (NYSE) for an investor’s shares to be bought at that day’s offering price.

If investors participate in a retirement plan that offers the Fund, investors may consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the fund accounts of such investors. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening the investor’s account, the Fund reserves the right to close such account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchase additional shares. Once an investor residing in the U.S. has an existing account, the investor can make additional investments at any time in any amount in the following ways:

Through a financial representative. The investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge such investor for its services.

Through Putnam’s Systematic Investing Program. The investor can make regular investments weekly, semi-monthly or monthly through automatic deductions from such

U.S. Government Income Trust

investor’s bank checking or savings account.

Via the Internet or phone. If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, investors can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. Investors may also request a book of investment stubs for their accounts. Investors would complete an investment stub and write a check for the amount they wish to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

By wire transfer. Investors may buy Fund shares by bank wire transfer of same-day funds. They would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. The investor’s bank may charge such investor for wiring same-day funds. Although the Fund's designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than Class B or Class C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than Class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to Class A shares, so future 12b-1 fees do not decline over time

- Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for Class M shares

	Class M sales charge as a percentage of *
Amount of purchase at offering
price ($)	Net amount invested	Offering price **

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	None	None

U.S. Government Income Trust

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges investors pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing the class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”.

Right of accumulation. Investors can add the amount of their current purchases of Class M shares of the Fund and other Putnam funds to the value of the investors’ existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of the investor’s current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that an investor has redeemed.

Statement of intention. A statement of intention is a document in which investors agree to make purchases of Class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor’s account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

- Individual accounts

- Joint accounts

- Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

- Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

- Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representative at the time investors purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask for records or other information about other shares held in an investor’s accounts and linked accounts, including accounts

U.S. Government Income Trust

opened with a different financial representative. Restrictions may apply to certain accounts and transactions.

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses.

The Fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to Class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of the Fund attributable to class M shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in

U.S. Government Income Trust

connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain dealers in recognition of sub accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

Dealers may charge investors fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

An investor may be eligible to buy class M shares at reduced sales charges.

For fiscal 2010, 2011 and 2012, Putnam Retail Management received $72,964, $20,849 and $30,937 respectively, in sales charges for Class M shares, of which it retained $7,586, $1,989 and $2,960 respectively after dealer concessions.

(b) Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day and any business day of the Distributor in Japan during the Subscription Period mentioned in “(7) Period of Subscription, Part I. Information Concerning Securities” of a securities registration statement pursuant to the terms set forth in “Part I. Information Concerning Securities” of the relevant securities registration statement. The Distributor or the Sales Handling Company shall provide to the investors the Account Agreement and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

The issue price for Shares shall be, in principle, the net asset value per Share next calculated on the day on which the Fund receives such application. The Trade Day in Japan is the day when the Distributor confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places.

Payment of purchase price shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributor or the Sales Handling Company in Japan who are members

U.S. Government Income Trust

of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” contained in the “Regulations Concerning the Transactions of Foreign Securities” established by the Association.

2. REDEMPTION PROCEDURES

(a) Redemption or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. If an investor redeems shares shortly after purchasing them, redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the U.S. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor’s class of shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned his shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative. An investor’s representative must receive the investor’s request in proper form before the close of regular trading on the NYSE for them to receive that day’s NAV, less any applicable deferred sales charge. An investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling or exchanging shares directly with the Fund. Putnam Investor Services must receive investors’ requests in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

By mail. Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares they want to sell or exchange, investors must return them unendorsed with their letter of instruction.

By telephone. Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange

U.S. Government Income Trust

privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for the investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. Investors may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an investor’s employer’s retirement plan. For information on how to sell shares of the Fund that were purchased through an investor’s employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Selling shares by check. If investors would like to use the Fund’s check-writing service, they would mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The Fund will send investors checks when it receives these properly completed documents. Investors can then make the checks payable to the order of anyone. The Fund will redeem a sufficient number of full and fractional shares in an investor’s account at the next NAV that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of the Fund’s designated bank for its checking accounts. If investors do not have a sufficient number of shares in their account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine an investor’s account’s value in advance, investors should not write a check for the entire value of their account or try to close their account by writing a check. The Fund may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans, or if there are certificates for investors’ shares.

Additional requirements. In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The Fund may reject the investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds.

A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Payment information. The Fund generally sends investors’ payment for their shares the business day after their request is received. Under unusual circumstances, the Fund may

U.S. Government Income Trust

suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(b) Redemption in Japan

Shareholders in Japan may at any time request redemption of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan. The redemption shall be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the redemption request from the Distributor, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributor or the Sales Handling Company pursuant to the Account Agreement or, if the Distributor or the Sales Handling Company agree, in dollars. The payment for redemption proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(c) Suspension of Redemption

The Fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or unless permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

3. OUTLINE OF MANAGEMENT, ETC. OF ASSETS

(1) Valuation of assets

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values short term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships,

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generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of MUMS.

(3) Duration

Unless terminated, the Fund shall continue without limitation of time.

(4) Fiscal Year

The accounts of the Fund will be closed each year on September 30.

(5) Miscellaneous:

A. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Procedures Relating to the Changes to the Deed and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or

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inconsistent provision contained in the Declaration of Trust do not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

(b) Bylaws:

The bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract:

The Management Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Contract shall not be amended unless approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the SEC or its staff.

(d) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(e) Master Custodian Agreement:

The Master Custodian Agreement with State Street Bank and Trust Company may be modified or amended from time to time by mutual written agreement of the parties thereto. It shall continue in full force and effect for an initial term of four (4) years from the date of execution, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew. If such agreement is terminated, the Custodian shall, at reasonable request of the Fund, and subject to the consent of the Custodian, continue to provide services thereunder for a period not exceeding ninety (90) days from the termination date.

(f) Master Sub-Accounting Services Agreement

The Master Sub-accounting Agreement became effective January 1, 2007 and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year term, unless either party gives 180 days’ prior written notice to the other of its intent not to renew. This agreement shall be modified or amended from time to time by mutual written agreement of the parties to this agreement.

(g) Amended and Restated Investor Servicing Agreement:

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to

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the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

(h) Distributor’s Contract:

The Distributor’s Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor’s Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor’s Contract shall remain in full force and effect continuously (unless terminated automatically as set forth above or terminated in accordance with the following paragraph) through June 30, 2008, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (I) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of Putnam, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party may at any time terminate the Distributor’s Contract by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action may be taken either (I) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of the Distributor’s Contract pursuant to the above will be without the payment of any penalty.

(i) Agent Company Agreement:

The Agent Financial Instruments Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party thereto, to the addresses listed therein, subject to the appointment of a successor agent financial instruments company for the Fund in Japan insofar as such appointment is required in Japan.

(j) Japan Dealer Sales Contract:

Either party thereto may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party thereto may also terminate the Japan Dealer Sales Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

C. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

4. INFORMATION CONCERNING RIGHTS OF SHAREHOLDERS, ETC.

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company cannot exercise directly their Shareholder rights because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Distributor or the Sales Handling Company exercise their

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rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Company may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Redemption rights

Shareholders are entitled to request redemption of Shares at their net asset value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution from net investment income monthly and any net realized capital gains annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of a court having jurisdiction over the Fund and the minutes of any shareholders’ meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at the time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person

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placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in U.S.A.

In the U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome,
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Investment Management Company with full power of substitution and revocation, to represent and act for and in the name, place and stead of the Investment Management Company or the Fund in Japan for the purpose of; (i) the receipt of any and all communications, claims, actions, proceedings and processes against the Investment Management Company or the Fund as to matters involving problems under laws including Luxembourg Laws and Japanese laws and the rules and regulations of the JSDA and (ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and redemption in Japan of the Shares of the Fund.

The agent for the continuous disclosure, etc. with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned and the agent with the Financial Services Agency is as follows:

Ken Miura
Attorney-at-Law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi, 2-chome,
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome,
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENT

2. CURRENT CONDITIONS OF THE FUND

Statement of Net Assets

Statement of Net Assets

			(As of the end of January 2013)

			USD	Yen (in thousand)

a.	Total Asset		3,248,532,860	296,071,285

b.	Total Liabilities		1,727,006,867	157,399,406

c.	Total Net Assets (a-b)		1,521,525,993	138,671,879

d.	Total Number of Shares	Class A	87,781,818	Shares
	Outstanding	Class B	3,095,021	Shares
		Class C	11,900,606	Shares
		Class M	1,604,307	Shares
		Class R	2,692,668	Shares
		Class Y	6,403,282	Shares

e.	Net Asset Value per Share	Class A	13.43	¥1,224
	(c/d)	Class B	13.36	¥1,218
		Class C	13.31	¥1,213
		Class M	13.47	¥1,228
		Class R	13.29	¥1,211
		Class Y	13.32	¥1,214

			(As of the end of September 2012)

			USD	Yen (in thousand)

a.	Total Asset		3,575,173,153	325,841,281

b.	Total Liabilities		1,951,998,459	177,905,140

c.	Total Net Assets (a-b)		1,623,174,694	147,936,142

d.	Total Number of Shares	Class A	91,318,445	Shares
	Outstanding	Class B	3,255,717	Shares
		Class C	12,543,767	Shares
		Class M	1,641,996	Shares
		Class R	2,722,555	Shares
		Class Y	7,257,093	Shares

e.	Net Asset Value per Share	Class A	13.69	¥1,248
	(c/d)	Class B	13.62	¥1,241
		Class C	13.57	¥1,237
		Class M	13.74	¥1,252
		Class R	13.55	¥1,235
		Class Y	13.58	¥1,238

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IV. SUMMARY OF INFORMATION CONCERNING FOREIGN
INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, MA 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or the Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. Shareholders’ meeting

There are no annual shareholders’ meetings. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. Special privilege and restriction of transfer for Shareholders

No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted

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PART III. SPECIAL INFORMATION
I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in “Part II. Information on the Fund, I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, D. Investment Management Company” in Part I above.

2. DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2013, the Investment Management Company managed, advised, and/or administered the following 109 funds and fund portfolios (having an aggregate net asset value of nearly $64.7 billion).

Name of	Principal characteristics	Number of funds	Total Net Asset Value
country			($million)

U.S.A.	Closed End Bond	6	$2,719.43

	Open End Balanced	17	$16,587.14

	Open End Bond	35	$26,302.05

	Open End Equity	51	$19,106.10

	Total	109	$64,714.72

3. FINANCIAL CONDTIONS OF THE INVESTMENT MANAGEMENT COMPANY

Deloitte & Touche LLP (the independent auditor of the Investment Management Company) is responsible for the contents of this part.

Japanese translation of fiscal 2012 and 2011 are attached to the Japanese version of the Securities Registration Statement.

4. RESTRICTION ON TRANSACTIONS WITH INTERESTED PARTIES:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and is consistent with the Fund’s current compliance policy pursuant to rule 17a-7 under the 1940 Act.

5. MISCELLANEOUS

(1) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(2) Election and Removal of Officers

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Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters

(i) The Limited Liability Company Agreement may be amended, under Delaware Law, by appropriate Members’ vote.

(ii) Under the Limited Liability Company Agreement, transfer of business requires a vote of all Members entitled to vote thereon.

(iii) The Investment Management Company has no direct subsidiaries.

(iv) The fiscal year end of the Investment Management Company is December 31.

(5) Litigation, etc.

Regulatory matters and litigation

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the Fund recorded a receivable of $254,079 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the Fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. In May 2011, the Fund received a payment of $5,150 related to settlement of those lawsuits.This amount is reported as a prt of Increase in capital from settlement payents on the Statement of changes in net assets. The Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

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II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAMES, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(1) “Investor Servicing Agent”

Name:	Putnam Investor Services, Inc. (Includes Parent Company
Relationship as a component of equity.)

Amount of Capital*:	US$(4,696,811) (unaudited) (JPY428 million) as of the end of
December 2012

Description of Business:	Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam
Investments, LLC, parent of the Investment Management
Company. Putnam Investor Services, Inc. has been providing
paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception.

* Consists of Contributed Capital and Retained Earnings only. Excludes accumulated comprehensive income and Parent Company relationship.

(2) “Custodian” “Sub-accounting Agent”

Name:	State Street Bank and Trust Company

Amount of Capital:	US$19,680,523 thousand (JPY1,793.7 billion) as of the end of
December 2012

Description of Business:	State Street Bank and Trust Company is a Massachusetts trust company and wholly-owned subsidiary of State Street Bank
Holding Company. State Street Bank and Trust Company has
been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(3) “Principal Underwriter”

Name:	Putnam Retail Management Limited Partnership

Amount of Capital *:	US$55,786,002 (unaudited) (JPY5.1 billion) as of the end of
December 2012

Description of Business:	Putnam Retail Management Limited Partnership is the Principal
Underwriter of the shares of Putnam funds, including the Fund.

* Consists of Contributed Capital and Retained Earnings only. Excludes accumulated comprehensive income and Parent Company relationship.

(4) “Sub-Investment Management Company”

Name:	Putnam Investments Limited

Amount of Capital *:	US$22,690,906 (unaudited) (JPY2.1 billion) as of the end of
December 2012

Description of Business:	Putnam Investments Limited is a United Kingdom corporation
and is a wholly-owned subsidiary of Putnam Investments, LLC, parent company of the Investment Management Company.
Putnam Investments Limited provides a full range of
international investment advisory services to institutional and retail clients.

* Consists of figure reported to FSA (UK Regulatory Accounting) on a quarterly basis, translated into US Dollars. On non-quarter-end months, consists of the prior quarter’s reported figure rolled forward to include quarter-to-date income or loss.

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(5) “Distributor in Japan” “Agent Company”

Name:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

Amount of Capital:	JPY40.5 billion as of the end of January 2013

Description of Business:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. engages in the type 1 financial instrument business under the Financial
Instruments and Exchange Law.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) “Investor Servicing Agent”

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(2) “Custodian” “Sub-accounting Agent”

State Street Bank and Trust Company provides custody services for the Fund’s assets to the Fund.

(3) “Principal Underwriter”

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(4) “Sub-Investment Management Company”

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Putnam Investment Management, LLC.

(5) “Distributor in Japan” “Agent Company”

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. acts as a Distributor in Japan and Agent Financial Instruments Company for the Fund in connection with the offering of shares in Japan.

3. CAPITAL RELATIONSHIP

100% of the ownership interest in Putnam Investment Management, LLC and Putnam Investments Limited are held by Putnam Investments, LLC as of the date hereof.

III. OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Same as those in Putnam Europe Equity Fund filed on December 28, 2012.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued ) are as follows:

A. Front

(a) Name of the Fund

(b) Number of shares represented

(c) Signatures of the Chairman and Transfer Agent

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(d) Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

B. Back

(a) Space for endorsement

(b) Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) As to information set forth from the cover page to the page before the main text of the Japanese prospectus:.

(i) The start date of use may be set forth

(ii) The following may be set forth:

- A statement to the effect of “Please read the contents of this Prospectus carefully before subscribing.”.

(iii) The name or other logos and marks, etc. of the Investment Management Company be described.

(iv) Design may be used.

(2) The following sentences may be included as investment risks in the Mandatory Prospectus:

- “All profit and loss arising in respect of the assets managed by the Fund are attributable to the shareholders. There is no assurance that the capital invested in the Fund will be secured. The shareholders may incur losses of their principal invested due to the decrease of net asset value per share of the Fund. Investment funds are different from saving deposits.”

- “The stipulation of Article 37-6 (the so-called “cooling-off”) of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the Fund.”

(3) The most recent record of the performance of the Fund may be included in the Manadatory Prospectus.

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[MHM FINAL]
[3/28/13]
[Translation]

Filed Document:	Annual Securities Report

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 28, 2013

Fiscal Year:	The 18th Term
(From October 1, 2011
To September 30, 2012

Name of the Reporting Fund:	Putnam U.S. Government Income Trust

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square, Boston
Massachusetts 02109	U.S.A

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi ParkBuilding
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

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Places where a copy of this Annual	Not applicable.
Securities Report is available
For Public Inspection:

Note 1: U.S. amount is translated into Japanese Yen at the rate of U.S.$1.00=JPY91.14 (hereinafter referred to as “Dollar” or “$”), the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd., for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2013.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

Note 3: In this document, “fiscal year” refers to a year from October 1 to September 30 of the following year.

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PART I. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

The same information as PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement attached hereinbefore.

II. MANAGEMENT AND ADMINISTRATION

The same information as PART II., II. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement attached hereinbefore.

III. FINANCIAL CONDITIONS OF THE FUND

The same information as PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement attached hereinbefore.

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST SECURITIES

The same information as PART II., IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST SECURITIES of the Securities Registration Statement attached hereinbefore.

PART II. SPECIAL INFORMATION

I. OUTLINE OF MANAGEMENT COMPANY

The same information as PART III., I. OUTLINE OF MANAGEMENT COMPANY of the Securities Registration Statement attached hereinbefore.

II. OUTLINE OF THE OTHER RELATED COMPANY

The same information as PART III., II. OUTLINE OF THE OTHER RELATED

COMPANY of the Securities Registration Statement attached hereinbefore.

III. OUTLINE OF INVESTMENT FUND SYSTEM

The same information as PART III., III. OUTLINE OF INVESTMENT FUND

SYSTEM of the Securities Registration Statement attached hereinbefore.

IV. REFERENCE INFROMATION

The following documents were filed with the Director of Kanto Local Finance Bureau.

March 30, 2012:	Securities Registration Statement
Annual Securities Report (The 17th FY)
June 29, 2012:	Semi-annual Report (during the 18th term)
Amendment to SRS

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V. MISCELLANEOUS

Not applicable.

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